SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported) -   May 27, 1999
                                                             ------------


                        PARAMOUNT FINANCIAL CORPORATION
     ---------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


              Delaware              0-27190                 11-3072768
        ------------------    -----------------------   -----------------
          (State or Other    (Commission File Number)     (IRS Employer
           Jurisdiction                                 Identification No.)
         of Incorporation)                              No.)


            One Jericho Plaza, Jericho, New York                11753
     ----------------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)

     Registrant's  telephone  number, including  area code - (516) 938-3400
                                                             --------------

                                Not Applicable
     ----------------------------------------------------------------------
        (Former  Name or  Former Address,  if changed  since last report)

          ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                   ---------------------------------------------

               Effective  May 27,  1999,  the  Registrant dismissed  Arthur
          Andersen LLP as the Registrant's principal accountant to audit the Registrant's financial statements. Concurrent with such dismissal, the Registrant engaged BDO Seidman, LLP as its new independent accountant.

               Arthur Andersen LLP was dismissed as the Registrant's accounting firm based on the Registrant's Board of Directors decision to involve new accountants in the Registrant's affairs and thereby obtain a newly invigorated level of services. None of Arthur Andersen LLP's reports on the Registrant's financial statements for any year contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or other reportable events with respect to any of the Registrant's prior fiscal years or any subsequent interim period preceding such dismissal.




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


                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PARAMOUNT FINANCIAL CORPORATION



         Date:  June 2, 1999        By:/s/ Glenn Nortman
                                       ---------------------------------------
                                       Glenn Nortman,  Chief Executive Officer








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